Segment - Additional Information (Details)	12 Months Ended
Dec. 31, 2024 USD ($) Segment
Segment Reporting [Abstract]
Number of Reportable Segments | Segment	1
Revenues | $	$ 0
Segment [Extensible Enumeration]	Clinical Research Segment [Member]
CODM Description	The Chief Operating Decision Maker (“CODM”) assesses the performance for the clinical research segment and decides how to allocate resources based on operating expenses as reported on the income statement. The measure of segment assets is reported on the balance sheets as total consolidated assets.
CODM title and Position	Chief Financial Officer and the Chief Executive Officer